EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Concierge Technologies, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2021, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Stuart P. Crumbaugh, Principal Accounting and Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2022	/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Principal Accounting and Financial Officer

A signed original of this written statement required by Section 906 has been provided to Concierge Technologies, Inc. and will be retained by Concierge Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.